Exhibit No. 99.01         LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 1.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15 and 16, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 2340' South & 140' East from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                                UTMC 320745
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 2.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15 Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 2385' South & 690' East from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                                UTMC 320746
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 3.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 2835' South & 1245' East from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                                UTMC 320747
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 4.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15 and 16, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 2100' South & 405' West from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320748
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 5.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 2140' South & 3070' West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320749
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 6.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 16, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 1720' South & 890 West from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320750
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 7.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 16, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 1630' South & 1485' West from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320751
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 8.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 16, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 1200' South & 1975' West from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320752
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 9.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 16, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 1720' South & 1530' West from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320753
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 15.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 2390' South & 2520' West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320759
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 16.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 2360' South & 1975 West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320760
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 17.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 2870' South & 1430 West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320761
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 18.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 3120' South & 870 West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320762
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 19.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 19 and 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 510' North & 1915' West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320763
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 20.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 10 and 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 270' North & 1365' West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320764
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 21.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 10 and 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 20' North & 815' West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320765
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 22.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 215' South & 270' West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320766
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 23.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 14 and 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 460' North & 280' East from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320767
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 27.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 2985' South & 1470' West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320771
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 28.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 3230' South & 915' West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320772
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 29.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 14 and 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 2760' South & 70' West from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320773
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 30.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 14 and 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 2985' South & 475' East from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320774
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is HEMATITE No. 31.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 14, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 3230' South & 1025' East from the NE corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

          Lloyd L. Wall, 2180 East Claybourne Ave. S.L.C. UT
             Larry Regis Jr, 5310 Revere Dr, Holladay, UT
              Peter M. Kandaris, c/o Mid America Minerals
              341 South Main Street, Suite 302, S.L.C. UT

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                               UTMC 320775
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is SUNSHINE QUARTZ MINE NO. 1.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 10 and 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 320' North & 1315' East from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

                        Uinta Mountain Copper Company
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                                UTMC 320740
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]
       25               LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is SUNSHINE QUARTZ MINE NO. 2.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 10 15 and 16, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 565' North & 775' East from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

                        Uinta Mountain Copper Company
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                                UTMC 320741
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

       26                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is SUNSHINE QUARTZ MINE NO. 3.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 10 and 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 80' North & 1855' East from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

                        Uinta Mountain Copper Company
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                                UTMC 320742
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

       27                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is SUNSHINE QUARTZ MINE NO. 4.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 15, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a northeasterly and 1450 linear feet in a southwesterly direction.

6. Discovery monument is situated about 170' North & 2425' East from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

                        Uinta Mountain Copper Company
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                                UTMC 320743
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

       28                     LODE MINING CLAIM - LOCATION NOTICE

TO WHOM IT MAY CONCERN: Please take notice that a claim has been located as follows:

1.   Name of this lode claim is SUNSHINE QUARTZ MINE NO. 5.

2. Said claim is situated in Township 2 North, Range 6 West. Section(s) 10, Uinta Base & Meridan.

3. Said claim was located on the 31 day of December, 1988 on which date a notice of location was posted.

4. The locators hereby locate and claim 1500 linear surface feet of this vein, lode or disseminated deposit, together with 300 linear surface feet on each side of the vein, lode or disseminated deposit and all extralateral rights allowed by law.
      General course of this vein, lode and or disseminated deposit is in a Northeasterly and Southwesterly direction.

5. Beginning at the discovery monument, at which point this notice is posted, we hereby claim 50 linear feet in a southwesterly and 1450 linear feet in a northeasterly direction.

6. Discovery monument is situated about 180' North & 1900' East from the NW corner Section 15.

7. This lode claim is held for all valuable minerals contained therein and it is the express intention of said locators to explore and develop this lode claim.

8.   Each locator declares that he or she is a citizen of the United States.

9.   Names and addresses of locators;

                        Uinta Mountain Copper Company
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

10. This relocation is made to correct a neglected B.L.M. filing of assessment work for the 1987-1988 year. Said work was completed and filed with the Duchesne County Recorder See Entry No. 267699 & No. 267700 dated September 29, 1988.

11.               /s/Pamela M. Kandaris-Cha, as agent for locators

12.                         Recording Requested By
                            Pamela M. Kandaris-Cha

13.                          When Recorded Mail To

                           Mid America Minerals Inc.
                       341 South Main Street, Suite 302
                          Salt Lake City, Utah 84111

14.                   COUNTY AND B.L.M. RECORDATION DATA
                                UTMC 320744
[Submitted and sworn to before me a notary on 1-9-89
/s/sic. , Notary
Duchesne, Utah
Comm. expires 4/15/89]

NOTICE OF LOCATION FOR MINING CLAIM/SITE

Title ?? U.S.C. Section 10??, makes it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious???, or fraudulent statements or representations as to any matter in within its jurisdiction. The Paperwork Reduction Act of 19?? (?? U.S.C. ????????) requires us to inform you that: This information is being collected to maintain your mining claim or site as required by Section 314?? of the Federal Land and Policy Management Act of 1976? (!@#$%^&) and will be used to verify that the claiment? continues to have an interest in the mining claim or site. Response to this request is required in accordance with the statute (G? U.S.C. 1744?) to retain your benefit. The information may be submitted on this form or its local equivalent. However, the use of this standardized form will speed up the Bureau's entry of your response into its computer system and provide you with better service. The Privacy Act of 1974 and Departmental regulation at 43 CFR 2.42(d)?? provide that you be furnished the following information in connection with the information required by this optional notice of location form. AUTHORITY: 43 U.S.C. 1201 and 1744: 43 CFR 3833?. This form was developed by the Bureau of Land Management, Box 45135, Salt Lake City, UT 84145-0155.???

NOTICE IS HEREBY GIVEN: That the following person(s) or corporate entity files notice under the laws and regulations of the United States and the State of Utah. This location of the following (mark one only): LODE MINING CLAIM(X) PLACER MINING CLAIM( ) TUNNELSITE( ) MILLSITE( ). If claim is lode in nature it is located 300' either side of center and 1500' in length. If placer in nature it is located by legal subdivision, not in excess of 20 acres per locator and cannot exceed 160 acres. This claim/site is located to wit:

SW  QUARTER OF SECTION  15, T 2 S( ) N(X), R 6 E( )W(X)MERIDIAN:SLM   USM
 --                    ---    -              -                      --   ----
SW  QUARTER OF SECTION  15, T 2 S( ) N(X), R 6 E( )W(X)MERIDIAN:SLM   USM
 --                    ---    -              -                      --   ----
    QUARTER OF SECTION    , T   S( ) N( ), R   E( )W( )MERIDIAN:SLM   USM
 --                    ---    -              -                      --   ----
    QUARTER OF SECTION    , T   S( ) N( ), R   E( )W( )MERIDIAN:SLM   USM
 --                    ---    -              -                      --   ----
The discovery is tied to the following natural or permanent monument:
Approximately 4150 ft. in a SW direction from the NE corner of Section 15.

BEGINNING AT CORNER NO. 1 THENCE 1500 FT. N24E          LEGAL SUBDIVISION FOR
          TO CORNER NO. 2 THENCE  600 FT. S66E          PLACER OR MILLSITE:
          TO CORNER NO. 3 THENCE 1500 FT. S24W          _____________________
          TO CORNER NO. 4 THENCE  600 FT. N66W          _____________________
          TO POINT OF BEGINNING.                        TOTAL _______ ACRES

Said claim/site is situated in Duchesne County and __________ mining district.

THIS CLAIM/SITE SHALL BE KNOWN AS THE:    Hematite #25

LOCATED THIS 5TH DAY OF SEPTEMBER, 1995

NAME OF LOCATOR(S)                         ADDRESS OF LOCATOR(S)
  John Schutt                                Salisbury & Assoc.
                                             E8207 Trent Ave.
SIGNATURE:/s/John Schutt                     Spokane, WA 99212
Signed before me this 7th day of
September, 1995. /s/Sic., Notary           Agents For:
Expiration date: 2-28-99                     Uintah Mountain Copper Co.
                                             341 S. Main, Suite 401
 [Mayine R. Panas

NOTARY PUBLIC-STATE of UTAH
STATE OF UTAH COURT SYSTEM                                     UT FORM 3830-1
   P.O. BOX 990                                                (OCT 1992)
 DUCHESNE, UT 84021
COMM. EXP. 2-28-99]

ENTRY NO. 308143   DATE  9-7-95    TIME  8:30AM    BOOK LOC 18    PAGE 294
FEE $10.00    RECORDED AT REQUEST OF    John Schutt-Uintah Mt. Copper
/s/Carolyn Madsen, DUCHESNE COUNTY RECORDER ___________________ DEPUTY
                NOTICE OF LOCATION FOR MINING CLAIM/SITE

Title ?? U.S.C. Section 10??, makes it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious???, or fraudulent statements or representations as to any matter in within its jurisdiction. The Paperwork Reduction Act of 19?? (?? U.S.C. ????????) requires us to inform you that: This information is being collected to maintain your mining claim or site as required by Section 314?? of the Federal Land and Policy Management Act of 1976? (!@#$%^&) and will be used to verify that the claiment? continues to have an interest in the mining claim or site. Response to this request is required in accordance with the statute (G? U.S.C. 1744?) to retain your benefit. The information may be submitted on this form or its local equivalent. However, the use of this standardized form will speed up the Bureau's entry of your response into its computer system and provide you with better service. The Privacy Act of 1974 and Departmental regulation at 43 CFR 2.42(d)?? provide that you be furnished the following information in connection with the information required by this optional notice of location form. AUTHORITY: 43 U.S.C. 1201 and 1744: 43 CFR 3833?. This form was developed by the Bureau of Land Management, Box 45135, Salt Lake City, UT 84145-0155.???

NOTICE IS HEREBY GIVEN: That the following person(s) or corporate entity files notice under the laws and regulations of the United States and the State of Utah. This location of the following (mark one only): LODE MINING CLAIM(X) PLACER MINING CLAIM( ) TUNNELSITE( ) MILLSITE( ). If claim is lode in nature it is located 300' either side of center and 1500' in length. If placer in nature it is located by legal subdivision, not in excess of 20 acres per locator and cannot exceed 160 acres. This claim/site is located to wit:

SE  QUARTER OF SECTION  15, T 2 S( ) N(X), R 6 E( )W(X)MERIDIAN:SLM   USM
 --                    ---    -              -                      --   ----
SW  QUARTER OF SECTION  15, T 2 S( ) N(X), R 6 E( )W(X)MERIDIAN:SLM   USM
 --                    ---    -              -                      --   ----
NE  QUARTER OF SECTION  15, T 2 S( ) N(X), R 6 E( )W(X)MERIDIAN:SLM   USM
 --                    ---    -              -                      --   ----
    QUARTER OF SECTION    , T   S( ) N( ), R   E( )W( )MERIDIAN:SLM   USM
 --                    ---    -              -                      --   ----
The discovery is tied to the following natural or permanent monument:
Approximately 1400 ft. in a SW direction from the NE corner of Section 15.

BEGINNING AT CORNER NO. 1 THENCE 1500 FT. N24E          LEGAL SUBDIVISION FOR
          TO CORNER NO. 2 THENCE  600 FT. S66E          PLACER OR MILLSITE:
          TO CORNER NO. 3 THENCE 1500 FT. S24W          _____________________
          TO CORNER NO. 4 THENCE  600 FT. N66W          _____________________
          TO POINT OF BEGINNING.                        TOTAL _______ ACRES

Said claim/site is situated in Duchesne County and __________ mining district.

THIS CLAIM/SITE SHALL BE KNOWN AS THE:    Hematite #26

LOCATED THIS 5TH DAY OF SEPTEMBER, 1995

NAME OF LOCATOR(S)                         ADDRESS OF LOCATOR(S)
  John Schutt                                Salisbury & Assoc.
                                             E8207 Trent Ave.

SIGNATURE:/s/John Schutt                     Spokane, WA 99212
Signed before me this 7th day of
September, 1995. /s/Sic., Notary           Agents For:
Expiration date: 2-28-99                     Uintah Mountain Copper Co.
                                             341 S. Main, Suite 401
 [Mayine R. Panas
NOTARY PUBLIC-STATE of UTAH
STATE OF UTAH COURT SYSTEM                                     UT FORM 3830-1
   P.O. BOX 990                                                (OCT 1992)
 DUCHESNE, UT 84021
COMM. EXP. 2-28-99]

ENTRY NO. 308144   DATE  9-7-95    TIME  8:31AM    BOOK LOC 18    PAGE 295
FEE $10.00    RECORDED AT REQUEST OF    John Schutt
/s/Carolyn Madsen, DUCHESNE COUNTY RECORDER ___________________ DEPUTY